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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         --------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          -------------------------


Date of Report (Date of earliest event reported):  August 12, 1998



                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)



      New York                     No. 1-10299                   13-3513936
--------------------          ---------------------        --------------------
(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)            File Number)             Identification No.)



233 Broadway, New York, New York                                 10279-0003
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000
                                                    --------------


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Item 8.  Change in Fiscal Year.
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         On August 12, 1998,  the Board of Directors  amended the By-laws of the
Registrant to provide that the fiscal year of the Registrant shall end on the Saturday closest to the last day in January of each year, rather than on the last Saturday in January. This amendment will not affect the fiscal year end for 1998, which remains January 30, 1999. The Registrant's annual report on Form 10-K for the 1998 fiscal year will be filed within 90 days of January 30, 1999.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                               VENATOR GROUP, INC.
                                               -------------------
                                                   (Registrant)


Date:  August 21, 1998                         By: /s/ Reid Johnson
                                               --------------------
                                               Reid Johnson
                                               Senior Vice President and
                                               Chief Financial Officer
















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